UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2022

Westlake Chemical Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36567	32-0436529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 585-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	WLKP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 12, 2022, Westlake Chemical OpCo LP (“OpCo”), a subsidiary of Westlake Chemical Partners LP (the “Partnership”), entered into the Second Amendment (the “OpCo Revolver Amendment”) to the Amended and Restated Senior Unsecured Revolving Credit Agreement (as so amended, the “OpCo Revolver”) with a wholly owned subsidiary of Westlake Corporation (together with its subsidiaries other than OpCo and the Partnership, “Westlake”). The OpCo Revolver Amendment, among other things, extends the maturity date to July 12, 2027 and provides for the replacement of London Interbank Offered Rate (“LIBOR”) with Secured Overnight Financing Rate, as administered by the Federal Reserve Bank of New York (“SOFR”). Borrowings under the OpCo Revolver will now bear interest at a variable rate of either (a) SOFR plus the Applicable Margin (as defined in the OpCo Revolver) plus a 0.10% credit spread adjustment or, if SOFR is no longer available, (b) the Alternate Base Rate plus the Applicable Margin minus 1.0%. The Applicable Margin under the OpCo Revolver is 1.75%.

The OpCo Revolver is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the OpCo Revolver.

On July 12, 2022, the Partnership entered into the Fourth Amendment (the “MLP Revolver Amendment”) to the Senior Unsecured Revolving Credit Agreement (as so amended, the “MLP Revolver”) with Westlake. The MLP Revolver Amendment, among other things, extends the maturity date to July 12, 2027 and provides for the replacement of LIBOR with SOFR. Borrowings under the MLP Revolver will now bear interest at a variable rate of either (a) SOFR plus the Applicable Margin (as defined in the MLP Revolver) plus a 0.10% credit spread adjustment or, if SOFR is no longer available, (b) the Alternate Base Rate plus the Applicable Margin minus 1.0%. The Applicable Margin under the MLP Revolver varies between 1.75% and 2.75%, depending on the Partnership’s Consolidated Leverage Ratio.

The MLP Revolver is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the MLP Revolver.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document

10.1	Second Amendment to Amended and Restated Senior Unsecured Revolving Credit Agreement by and among Westlake Chemical OpCo LP, Westlake Polymers LLC, and the lenders party thereto, dated as of July 12, 2022.

10.2	Fourth Amendment to Senior Unsecured Revolving Credit Agreement by and between Westlake Chemical Partners LP, as borrower, and Westlake Chemical Finance Corporation, as lender, dated as of July 12, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL PARTNERS LP
By: Westlake Chemical Partners GP LLC

Date: July 15, 2022	By:	/s/ L. Benjamin Ederington
L. Benjamin Ederington Executive Vice President, General Counsel, Chief Administrative Officer, Corporate Secretary and Director